UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.   )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☒ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Hemagen Diagnostics, Inc.
(Name of Registrant as Specified In Its Charter)

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PRELIMINARY PROXY STATEMENT, SUBJECT TO COMPLETION, DATED APRIL 14, 2010.

HEMAGEN DIAGNOSTICS, INC.

9033 Red Branch Road
Columbia, Maryland 21045

Notice of Annual Meeting
and Proxy Statement
 ______________, 2010

To our Shareholders:

Our Annual Meeting of Shareholders will be held at 10:00 a.m., Eastern Daylight Time on May 27, 2010 at Hemagen’s corporate office located at 9033 Red Branch Road, Columbia, Maryland 21045.  We hope you will attend.

This booklet includes the formal notice of the meeting and the Proxy Statement.  The Proxy Statement tells you more about the agenda and procedures for the meeting.  It also describes how the Board operates and gives personal information about our Directors.

We are pleased to take advantage again of U.S. Securities and Exchange Commission rules that allow companies to furnish their proxy materials over the Internet. As a result, we are including a Notice of Internet Availability of Proxy Materials (the “Notice”) with this proxy statement and our 2009 Annual Report. The Notice contains instructions on how to access and review those documents over the Internet. The Company believes that this new process will allow us to provide our shareholders with the information they need in a timelier manner.

We want your shares to be represented at the Annual Meeting.  I urge you to complete, sign, date and return the enclosed proxy card promptly.

Sincerely,

William P. Hales
Chairman of the Board of Directors, President & CEO

PRELIMINARY PROXY STATEMENT, SUBJECT TO COMPLETION, DATED APRIL 14, 2010.

HEMAGEN DIAGNOSTICS, INC.

9033 RED BRANCH ROAD

COLUMBIA, MARYLAND 21045

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Time:

10:00 a.m., Eastern Daylight Time

Date:

May 27, 2010

Place:

9033 Red Branch Road
Columbia, MD 21045

Purpose:

.	Elect one Director.
.	Ratify Stegman and Company as Hemagen’s independent public accounting firm for Fiscal 2010.
.	Approve an amendment to the Company's Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock.
.	To act upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

Only shareholders of record on April 29, 2010 are entitled to vote at this meeting.  The approximate mailing date of this Proxy Statement and accompanying proxy card is ____________, 2010.

Your vote is important.  Please complete, sign, date, and return your Proxy Card promptly in the enclosed envelope.

William P. Hales
Chairman of the Board of Directors, President & CEO

HEMAGEN DIAGNOSTICS, INC.

***IMPORTANT NOTICE***

Regarding Internet Availability of Proxy Materials
for the Annual Meeting to be held on May 27, 2010

You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available.

The proxy statement and annual report to security holders are available at [__________].

TABLE OF CONTENTS                                                                                                                                          Page

AMENDMENT OF THE COMPANY’S CERTIFICATE TO INCREASE THE NUMBER OF

GENERAL INFORMATION

Who may vote

Shareholders of Hemagen, as recorded in our stock register on April 29, 2010, may vote at the meeting. As of that date, Hemagen had 15,460,281 shares of Common Stock outstanding.

How to vote

You may vote in person at the meeting or by proxy.  We recommend you vote by proxy even if you plan to attend the meeting.  You can always change your vote at the meeting.

How proxies work

Hemagen’s Board of Directors is asking for your proxy.  The costs of soliciting proxies will be borne by the Company.  Giving us your proxy means that you are authorizing us to vote your shares at the meeting as you direct.  You may vote for or withhold from voting for our Director candidate(s).  You may vote for or against, or abstain from voting for the ratification of the appointment of independent public accountants and the amendment of the Company's Restaed Certificate of Incorporation to increase the number of authorized shares of Common Stock.

If you sign and return the enclosed proxy card without specifying how to vote, we will vote your shares in favor of our Director candidate(s), ratification of the appointment of independent public accountants and the amendment of the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock.

If you hold shares through a stockbroker or other party, you may receive materials from them asking how you want them to vote your shares.  You may receive more than one proxy card depending on how your shares are held.  Shares registered in your name will be covered by one card.

Stockbrokers and other parties holding shares for beneficial owners must vote those shares as instructed.  If the stockbroker or other party has not received instructions from you, the beneficial owner, the stockbroker or other party generally has discretionary voting power only with respect to the ratification of appointment of the independent public accountants.  However, unlike in years past, a stockbroker or other party no longer has discretion to vote for or against the election of Directors.  In order to avoid a broker non-vote of your shares on the election of Directors, you must send voting instructions to such stockbroker or other party.

If any other matters come before the meeting or any postponement or adjournment thereof, each proxy will be voted at the discretion of the individuals named as proxies on the card.

Revoking a Proxy

You may revoke a proxy before it is voted by submitting a new proxy with a later date, by voting in person at the meeting or by notifying Hemagen’s Acting Secretary in writing at the address under “Questions” on page 8.

Quorum

In order to carry on the business of the meeting, we must have a quorum.  This means that at least a majority of the outstanding shares eligible to vote must be represented at the meeting, either by proxy or in person.

Votes needed

The Director candidate receiving the most votes will be elected to fill the seat on the Board.  Only votes for or against a proposal count.  Abstentions and broker non-votes count for quorum purposes but not for voting purposes.  As previously discussed, broker non-votes occur when a broker returns a proxy card but does not have authority to vote on a particular proposal.

ELECTION OF DIRECTORS

(Item 1 on the Proxy Card)

The Board of Directors has nominated and recommends that you vote FOR the re-election of Edward T. Lutz as Director of the Company.

The Board of Directors oversees the management of Hemagen on your behalf.  The Board reviews Hemagen’s long-term strategic plans and exercises direct decision-making authority in key areas, such as choosing the executive officers, setting the scope of their authority to manage Hemagen’s business day to day, and evaluating management’s performance.

Hemagen’s Bylaws provide that the Board of Directors consists of three classes of Directors.  Each class is elected for a three-year term with one class being elected each year.

The Board has nominated for re-election for a term expiring at the Annual Meeting in 2013, Edward Lutz.  The terms of William P. Hales and Alan S. Cohen expire in 2011 and 2012, respectively.  The election of Directors is determined by a plurality of votes cast. Cumulative voting is not provided for in the election of Directors of Hemagen.

If a Director nominee becomes unavailable before the election, your proxy card authorizes us to vote for a replacement nominee if the Board names one.

Hemagen’s Directors are:

Dr. Alan S. Cohen Director since 1993 Term expires 2012 Age: 83

Dr. Cohen has served as a Director of Hemagen since its inception. Dr. Cohen has been a Professor of Medicine at Boston University School of Medicine since 1968 and a Professor of Pharmacology since 1974. He is currently Distinguished Professor of Medicine (E). Dr. Cohen is Editor-in-Chief of AMYLOID. The Journal of Protein Folding Disorders. Dr. Cohen served as the Director of the Arthritis Center of Boston University from 1976 to 1994. From 1973 to 1992, Dr. Cohen served as Chief of Medicine of Boston City Hospital. Dr. Cohen is a past president of the American College of Rheumatology. Dr. Cohen received his Bachelor of Arts degree from Harvard College and his M.D. degree from the Boston University School of Medicine.  Dr. Cohen’s extensive experience in the medical field, both as a practicing rheumatologist and in academic medicine and pharmacology, make him extremely knowledgeable about how the Company’s operations and products relate to the views of, and recent developments in the medical community, and render him a valuable member of the Company’s Board.

William P. Hales Director since 1999 Term expires 2011 Age: 47
William P. Hales has been a Director of Hemagen and its President since October 1, 1999 and its Chairman of the Board of Directors since February 2004. Mr. Hales has served as Hemagen’s CEO since 2002. From 1997 to January 2001, Mr. Hales was an Investment Banker and Advisor with Jesup & Lamont Securities Corporation, an investment banking and brokerage firm. Prior to that, Mr. Hales spent six years in public accounting with Ernst & Young and Coopers & Lybrand advising clients on both audit and management consulting engagements.  Mr. Hales earned his B.S in Accounting from Pace University.  Mr. Hales’ long-time service as the principal executive officer of the Company provides him with a unique perspective as to the Company’s overall business strategy given its operating history and its future goals and objectives, which, through his position on the Board, he is able to communicate with the other Directors.

Edward T. Lutz Director since 2004 Term expires 2010 Age: 63
Mr. Lutz has been the President & CEO of Lutz Advisors, Inc. since 2001. Prior to that Mr. Lutz served Tucker Anthony Sutro Capital Markets within the Investment Banking Group focusing on the bank and thrift industry. He has over thirty-five years experience in bank regulation, mergers and acquisitions of troubled financial institutions, strategic planning and structuring financial transactions. Over the last 13 years he has specialized in investment banking and consulting to bank and thrift institutions. Mr. Lutz was a member of the board of directors of Union State Bank (NYSE) and U.S.B Holding Co., Inc. (NYSE) which was sold to KeyCorp in January 2008. Mr. Lutz was the Chairman of the Audit Committee of Union State Bank. Mr. Lutz earned his B.A. in Economics from Hofstra University and his M.B.A in Finance from American University.  As a result of Mr. Lutz’s prior experience serving on the boards of directors of multiple U.S. public companies and his financial expertise, he provides the Board with important guidance with respect to the complex financial and governance issues facing the Company as a result of being a publicly-traded company.

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

(Item 2 on the Proxy Card)

The Board of Directors recommends the ratification of Stegman and Company as independent public accountants for Fiscal 2010.

The Audit Committee of the Board of Directors has selected Stegman and Company as Hemagen's independent public accountants in fiscal 2010 and has directed management to submit the selection of Stegman and Company for ratification by the shareholders at the Annual Meeting. The affirmative vote of a majority of shares voting at the meeting is required for ratification. Shareholder ratification of Stegman and Company as the Company's independent accountants is not required by the Company's Bylaws or otherwise. However, the Board of Directors is submitting the selection of Stegman and Company to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Audit Committee intends to continue the employment of Stegman and Company at least through fiscal 2010, but in its discretion may direct the appointment of a different independent accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company or its shareholders. Representatives of Stegman and Company are expected to be present at the Annual Meeting and will be given an opportunity to make a statement, if they so desire, and to respond to appropriate questions that may be asked by shareholders.

Principal Accounting Firm Fees:

Hemagen’s independent registered public accountants are Stegman and Company.  Stegman and Company has served in this capacity beginning with fiscal year 2007.

Aggregate fees billed to Hemagen in Fiscal 2009 and 2008 by its principal accounting firm, Stegman and Company were:

	2009		2008

Audit fees and SAS 100 quarterly review related fees	$57,456		$58,803

Audit related fees	$0		$0

Fees related to tax services	$7,000	(a)	$11,000	(a)

All other fees	$0		$0

	$64,456		$69,803

(a)	The Audit Committee believes the provision of these services is compatible with maintaining the principal accountant’s independence.

Audit Fees.  Audit services provided by Stegman and Company for Fiscal 2009 and 2008 consisted of examination of the consolidated financial statements of the Company, quarterly reviews of the financial statements and services related to the filings made with the Securities and Exchange Commission.

Fees Related to Tax Services. Tax fees included charges primarily related to the preparation of federal and state tax returns.

All of the services described above were approved by the Audit Committee.  The Audit Committee has not adopted formal pre-approval policies, but has the sole authority to engage the Company’s outside auditing and tax preparation firms and must approve all tax consulting and auditing arrangements with the independent accounting firm prior to the performance of any services.  Approval for such services is evaluated during the Audit Committee meetings and must be documented by signature of an Audit Committee member on the engagement letter of the independent accounting firm.

AMENDMENT OF THE COMPANY’S CERTIFICATE TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF HEMAGEN COMMON STOCK

(Item 3 on the Proxy Card)

The Board of Directors recommends that shareholders vote FOR the amendment to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 30,000,000 to 45,000,000.

Increase in Authorized Common Stock

The Board of Directors believes that it is in the Company’s best interests to approve a proposal to amend Article IV Section 4 of Hemagen’s Restated Certificate of Incorporation (the “Certificate”) to increase the number of authorized shares of Common Stock from 30,000,000 to 45,000,000, an increase of 15,000,000 shares, on the same terms as the shares of Common Stock now authorized.  Under Delaware law, such shares may only be authorized by an amendment to the Certificate.  Although the shareholders must approve increases to the number of shares of capital stock authorized, shares may be issued by the Board of Directors in exchange for adequate consideration without the approval of the shareholders of the Company.

As of the record date for this Annual Meeting, 15,460,281 of our 30,000,000 currently authorized shares of Common Stock were issued and outstanding.  Of the remaining authorized shares of Common Stock, [12,578,208] shares in the aggregate were reserved for issuance in connection with: (i) Hemagen’s equity compensation and benefits plans, including the 2000 Directors Stock Option Plan, 2001 Stock Option Plan, the 2007 Stock Incentive Plan and Employee Stock Ownership Plan; and (ii) conversion of our outstanding 8% Senior Subordinated Secured Convertible Notes due 2014.  As of the record date, Hemagen has issued none of the 1,000,000 authorized shares of Preferred Stock.

Reasons for the Proposed Increase in Authorized Capital

The purpose of the proposed amendment is to allow Hemagen to have a sufficient number of shares of authorized and unissued Common Stock, which can be used for such corporate purposes as may, from time to time, be considered advisable by the Board. of Directors.  Having such shares available for issuance in the future will give Hemagen greater flexibility and will allow the shares to be issued as determined by the Board without the expense and delay of a special meeting of shareholders to approve the additional authorized capital stock.  The corporate purposes for which the Board of Directors may decide to issue Common Stock could include, without limitation, acquisitions of other companies or assets, exchange offers for debt or other equity, new equity offerings to raise capital, and providing incentives to employees, officers and Directors pursuant to our various equity compensation and benefits plans or in connection with the adoption of additional stock-based incentive plans.  The Board of Directors will determine the terms of any such issuance of additional shares.

Possible Effects of the Proposed Amendment

The increase in Hemagen’s authorized Common Stock will not have any immediate effect on the rights of existing shareholders of Hemagen.  To the extent that the additional authorized shares are issued in the future, such shares will have a dilutive effect on the voting power and percentage equity ownership of existing shareowners and, depending on the price at which they are issued, may have a dilutive effect on both the book value and market value of shares owned by existing shareholders.  The holders of Hemagen Common Stock have no preemptive rights to subscribe for or purchase any additional shares of Common Stock that may be issued in the future.

The Board of Directors has not proposed the increase in the authorized number of shares of Common Stock with the intention of using the additional shares for anti-takeover purposes, although Hemagen could theoretically use the additional shares to make it more difficult or to discourage an attempt to acquire control of the Company because the issuance of such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain such control.

No further action or authorization by shareholders of Hemagen would be necessary prior to the issuance of the additional shares authorized by the proposed amendment to the Certificate unless required in a particular transaction by applicable provisions of the Certificate or by law.

Hemagen does not have any current plans, agreements or understandings for stock issuances which in the aggregate would involve the use of a number of shares that exceeds the amount currently authorized but unissued.

On March 23, 2010, the Board of Directors unanimously adopted resolutions setting forth the proposed amendment to the Certificate, declaring its advisability and directing that the proposed amendment be submitted to the shareholders of Hemagen for their approval at the Annual Meeting.  If adopted by the shareholders, the amendment will become effective upon filing of an appropriate amendment to the  Certificate with the Delaware Secretary of State.

The full text of the proposed revised Article IV Section 4 of our Restated Certificate of Incorporation is set forth as follows:

4.
The total number of shares of stock which the corporation shall have authority to issue is forty-six million (46,000,000), forty five million (45,000,000) shares of which shall be Common Stock, of the par value of One Cent ($.01) per share, and one million (1,000,000) shares of which shall be Preferred Stock, of the par value of One Cent ($.01) per share, amounting in the aggregate to Four Hundred Sixty Thousand and 00/100 Dollars ($460,000).

Additional designations and powers, preferences and rights and qualifications, limitations or restrictions thereof of the shares of each class shall be determined by the Board of Directors of the corporation from time to time.

BOARD AND COMMITTEE INFORMATION

Board of Directors:

Hemagen Diagnostics, Inc. is an unlisted company and a smaller reporting company under the rules and regulations of the SEC.  William P. Hales currently serves the Company in the combined role of Chairman of the Board of Directors, President and Chief Executive Officer.  The Company believes that Mr. Hales’ role as the Company’s principal executive officer gives him valuable insight into the day-to-day operational aspects of the Company’s business and how these aspects intersect with the Company’s overall business strategies and goals, which make him best-suited to lead the Board.  At the same time the Company recognizes the importance of maintaining independent representation on the Board of Directors and, while the Company has not designated a lead independent Director, both Edward T. Lutz and Dr. Alan S. Cohen, who comprised a majority of the Board of Directors during Fiscal 2009, were “independent” Directors as independence is defined by the applicable rules of the SEC and the Nasdaq Stock Market.

The Board of Directors and the Company’s management actively oversee the Company’s risk management process.  The Board’s role in the Company’s risk management is through its risk oversight function, whereas management’s primary role is to identify, prioritize and manage risks facing the Company in light of its business and the overall environment in which it operates.  The Company’s leadership structure is designed to aid the Board in its oversight of management responsibility for risk.  For this reason, the Company allocates different risk oversight functions among the various committees of the Board as follows.  (1) the Audit Committee of the Board reviews of the Company’s financial reporting and internal reporting systems, as required by the Sarbanes-Oxley Act of 2002, including an evaluation of whether our financial reporting and internal reporting systems are adequately reporting the Company’s exposure to certain risks; (2) the Compensation Committee periodically evaluates the relationship between the Company’s executive compensation programs, plans and practices and risk; and (3) the Nominating Committee oversees the director nomination process.

The Board of Directors met four times in Fiscal 2009.  All of these were held via telephone conference. The Audit Committee met separately.  Dr. Cohen attended all meetings of the Board of Directors and all committee meetings of which he is a member, all by telephone.  All other Directors attended all meetings of the Board of Directors and the Committees of which they are members.  No Director attended (whether in person, telephonically, or by written consent) less than 75% of all meetings held during the period of time he served as Director during Fiscal 2009.

All Directors attended the Annual Meeting held on April 30, 2009 by telephone.  The Company expects all Directors to attend shareholders’ meetings.  Shareholders may communicate with the full Board or individual Directors on matters concerning Hemagen by mail to the attention of the Secretary

The Board of Directors adopted a Code of Ethics Policy which was filed with Hemagen’s Form 10-KSB for the fiscal year ended September 30, 2003 and is also available upon written request to the Secretary.

Committees:

The Board appoints committees to help carry out its duties.  In particular, Board committees work on key issues in greater detail than would be possible at full Board meetings.  Each committee reviews the results of its meetings with the full Board.

The Audit Committee was established by the Board and is responsible for assisting the Board of Directors in its general oversight of Hemagen’s financial reporting, internal controls and audit function. It is also responsible for the appointment of independent accountants and reviews the relationship between Hemagen and its outside accountants.  The Board of Directors has determined that Edward Lutz qualifies an audit committee financial expert as defined in regulations adopted by the Securities and Exchange Commission.

The Audit Committee of the Board of Directors met four times during Fiscal 2009.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors is composed of Edward T. Lutz Chairman, and William P. Hales.  Mr. Lutz meets the standards for independence provided under the Sarbanes-Oxley Act of 2002. All members meet standards of financial literacy.

The Audit Committee Charter was adopted by the Board of Directors in June 2000 and subsequently amended and restated in March 2009.  The Amended and Restated Charter is not at this time available on our website, but it is attached as Annex B to the 2009 Proxy Statement.  The Amended and Restated Charter outlines the activities and responsibilities of the Committee.

The Committee has received from the independent auditors the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) regarding the independent auditors’ communications with the Committee concerning independence, and has discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors’ independence from the Company and its management.

In discharging its oversight responsibility as to the audit process, the Committee reviewed and discussed with management Hemagen’s audited financial statements included in Hemagen’s Annual Report on Form 10-K for the year ended September 30, 2009.  In addition, the Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards (SAS) No. 61, as amended (AICPA, Professional Standards, Vol. 1 AU section 380), as adopted by the PCAOB in Rule 3200T.

Based on the foregoing review and discussion, the Committee recommended to the Board of Directors that those audited financial statements be included in Hemagen’s Annual Report on Form 10-K for filing with the SEC.

Respectfully submitted,
The Audit Committee

Edward T. Lutz, Chairman
William P. Hales

The Compensation Committee is responsible for establishing compensation for management and administering certain of Hemagen’s plans.  The Compensation Committee does not have a charter.  In performing its duties, the Committee may delegate authority for day-to-day administration and interpretation of the plans, including selection of participants, determination of award levels within plan parameters, and approval of award documents, to officers of the Company.  However, the Committee may not delegate any authority under those plans for matters affecting the compensation and benefits of the executive officers.  The Compensation Committee of the Board of Directors is composed of Dr. Alan S. Cohen (Chairman), William P. Hales and Edward T. Lutz.
The Compensation Committee of the Board of Directors held one meeting during Fiscal 2009.

The Nominating Committee is responsible for reviewing potential new candidates for the Board.  The Nominating Committee does not have a charter and does not have a written policy with regard to the consideration of candidates recommended by shareholders.  In practice, the committee evaluates and considers all candidates recommended by the Directors, officers and shareholders.  While the Company has not established a formal policy with respect to diversity, in nominating directors, the Nominating Committee takes into account, among other factors which it may deem appropriate, the judgments, skill, diversity, business experience of the candidate, and the needs of the Board as its function relates to the business of the Company. The Committee considers candidates for nomination from a variety of sources, including recommendations of shareholders.  Shareholders desiring to submit recommendations for nominations by the Committee should direct them to the Chairman in care of the Company at its address shown on the cover page of this proxy statement.  The Nominating Committee of the Board of Directors is composed of William P. Hales, Chairman, Dr. Alan S. Cohen and Edward T. Lutz.  Dr. Alan S. Cohen and Edward T. Lutz meet standards for independence as defined by the Nasdaq Stock Market.

The Nominating Committee of the Board of Directors did not meet during Fiscal 2009.

DIRECTOR COMPENSATION

Pursuant to the Company's 2007 Stock Incentive Plan, Non-employee Directors received a cash payment of $2,500 and 2,500 shares of Hemagen common stock per quarter during fiscal 2009.  Non-Employee Directors of the Company are granted an option to purchase 10,000 shares of the Company’s common stock at the election of their three-year term. In addition, Non-Employee Directors that serve on a committee or committees of the Board of Directors are granted an option to purchase 5,000 shares of the Company’s common stock at the annual appointment of their position.

Name	Fees Earned or Paid In Cash ($)	Stock Awards ($)	Option Awards ($)	Non- Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Alan S. Cohen Edward T. Lutz	10,000 10,000	800 800	1,427 476	-- --	-- --	-- --	12,227 11,276

EQUITY COMPENSATION PLAN INFORMATION

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights	Weighted-average exercise price of outstanding options, warrants, and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	1,007,208(1)	$0.23	3,082,792(2)
Equity compensation plans not approved by security holders	-----	-----	-----
Total	1,007,208(1)	$0.23	3,082,792(2)

(1)
Amount includes 371,000 options for the purchase of common stock pursuant to the Company’s 2001 Stock Option Plan approved by the shareholders on February 27, 2001, 90,000 options for the purchase of common stock pursuant to the Company’s 2000 Directors’ Stock Option Plan approved by the shareholders on April 25, 2000 and 546,208 options for purchases of common stock pursuant to the Company’s 2007 Stock Option Plan approved by the shareholders on April 24, 2007 that have been issued as of September 30, 2009.

(2)
Amount represents options for the purchase of common stock approved by the shareholders pursuant to the Company’s 2001 Stock Option Plan and the 2007 Stock Incentive plan that have not been issued as of September 30, 2009.

PRINCIPAL SHAREHOLDERS

The following are the only shareholders known by Hemagen to beneficially own more than 5% of its outstanding Common Stock as of April 29, 2010:

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
William P. Hales 9033 Red Branch Road Columbia, MD 21045	4,437,072 (1)	23.6%
Jonathan E. Rothschild 1061-B Shary Circle Concord, CA 94518	1,133,021(2)	6.0%

(1)  Share holdings above include: 656,208 options exercisable within 60 days and senior subordinated secured convertible notes convertible into 2,527,000 shares within 60 days and 120,414 shares in the employee ESOP plan as of the plan year ending September 30, 2009.
(2)  Information based upon a Schedule 13G filed by Mr. Rothschild on January 20, 2005.

DIRECTORS AND EXECUTIVE OFFICERS

This table lists the Common Stock owned on April 29, 2010 by Hemagen’s Executive Officers, Directors and nominee:
Common Stock Beneficially Owned
Name William P. Hales Age: 47 Dr. Alan S. Cohen Age: 83 Edward T. Lutz Age: 63 Catherine M. Davidson Age: 44 All Directors and Executive Officers as a Group (4 Persons)	Position Director, President and Chief Executive Officer Director Director Controller, Principal Financial and Accounting Officer	Amount 4,437,072(1) 399,266(2) 209,627(3) 83,491(4) 5,122,456	Percentage 23.6% 2.1% 1.1% 0.4% 27.2%
(1)       See Mr. Hales’ beneficial ownership disclosure in the table titled “Principal Shareholders” of this proxy statement.
(2)       Includes options to purchase 90,000 shares exercisable within 60 days.
(3)       Includes options to purchase 60,000 shares exercisable within 60 days.
(4)      Share ownership includes options to purchase 27,667 shares exercisable within 60 days and 55,824 shares in the employee ESOP plan as of the plan year ending September 30, 2009.

SUMMARY COMPENSATION TABLE

The following sets forth compensation paid, earned or awarded to the CEO and the other most highly paid executive officers during the last two fiscal years ended September 30:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
William P. Hales	2009 2008	172,500 172,500	-- --	-- --	37,852 --	-- --	-- --	40,592 (1) 41,240 (2)	250,944 213,740
Catherine M. Davidson	2009 2008	115.000 115,000	-- 5,000	-- --	-- 1,187	-- --	-- --	2,625 (3) 4,,800 (4)	117,625 125,987

(1)  Represents $26,760 in provision for the use of company apartment $9,741 for a car allowance and $4,091 for the Company’s contributions in the Employee Stock Ownership Plan for the plan year ending September 30, 2009.
(2)  Represents $26,760 in provision for the use of a company apartment, and $8,364 for a leased car and $6,116 for the Company’s contributions in the Employee Stock Ownership Plan for the plan year ending September 30, 2008.
(3)  Represents Company’s contributions in the Employee Stock Ownership Plan for the plan year ending September30, 2009.
(4)  Represents Company’s contributions in the Employee Stock Ownership Plan for the plan year ending September 30, 2008.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#)Unexercisable	Equity Incentive Plan Awards Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
William P. Hales Catherine M. Davidson	250,000 406,208 14,000 3,333	-- -- 21,000 6667	-- _ -- --	.20 .19 .22 .19	10/25/2015 03/04/2019 04/23/2012 01/10/2013	-- -- -- --	-- -- -- --	-- -- -- --	-- -- -- --

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16 of the Securities Exchange Act of 1934 requires Hemagen’s Executive Officers, Directors and persons who own more than 10% of a registered class of Hemagen’s equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based on a review of reports received by it, and upon written representations from the reporting persons, Hemagen believes that during the last fiscal year, all of its Executive Officers, Directors and 5% shareholders complied with Section 16 reporting except that Mr. Hales filed one late Form 4 with respect to one transaction.

SHAREHOLDER PROPOSALS FOR NEXT YEAR

The deadline for shareholder proposals to be included in the Proxy Statement for the 2011 Annual Meeting is December 2, 2010.  Such proposals should be delivered to the Company at 9033 Red Branch Road, Columbia, Maryland 21045, Attn: Corporate Secretary.

The form of proxy card for this meeting grants authority to the designated proxies to vote in their discretion on any matters that come before the meeting except those set forth in the Company’s Proxy Statement and except for matters as to which adequate notice is received.  In order for a notice to be deemed adequate for the 2011 Annual Meeting, it must be received prior to February 16, 2011.  If there is a change in the anticipated date of next year’s annual meeting or these deadlines by more than 30 days, we will notify you of this change through our Form 10-Q filings.

OTHER MATTERS

The Board of Directors knows of no other matters to be presented for shareholder action at the Annual Meeting.  However, if other matters do properly come before the Annual Meeting or any adjournment or postponement thereof, the Board of Directors intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

COMMUNICATIONS WITH DIRECTORS

Shareholders can send written communications to the Board as a group.  Such communications must be clearly addressed either to the Board of Directors or any or all of the Non-Employee Directors, and sent to the Secretary at the following address, who will forward any communications so received: Hemagen Diagnostics, Inc., 9033 Red Branch Road, Columbia, Maryland 21045.

QUESTIONS

If you have questions or need more information about the 2010 Annual Meeting, call us at (443) 367-5500 or write to: Hemagen Diagnostics, Inc., 9033 Red Branch Road, Columbia, Maryland 21045.

By Order of the Board of Directors,

William P. Hales
Chairman of the Board of Directors, President /CEO

PRELIMINARY PROXY CARD, SUBJECT TO COMPLETION, DATED APRIL 14, 2010.

YOUR VOTE IS IMPORTANT

Regardless of whether you plan to attend the Annual Meeting of Shareholders, you can be sure your shares are represented at the meeting by promptly returning your proxy in the enclosed envelope.

ê  FOLD AND DETACH HERE AND READ THE REVERSE SIDE.   ê

Please mark your vote like this	☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS:

2.	Authority to elect as Director the following nominee:	For the Nominee listed to the left ☐	WITHHOLD AUTHORITY to vote (except as marked to the contrary the nominee listed to the left) ☐

Mr. Edward T. Lutz

2. Ratification of the appointment of Stegman and Company as Independent Public Accountants for fiscal 2010.

For the Proposal ☐	Against the Proposal ☐	Abstain ☐

3. Amendment of the Company's Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock.

For the Proposal ☐	Against the Proposal ☐	Abstain ☐

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE SAME MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER.
IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS.

COMPANY ID:
PROXY NUMBER:
ACCOUNT NUMBER:

Signature ____________________________Signature________________________________Date__________, 2010
Important: Please sign exactly as name appears hereon indicating, where proper, official position or representative capacity.  (in the case of joint holders, all should sign)

ê  FOLD AND DETACH HERE AND READ THE REVERSE SIDE.   ê

Proxy / Voting Instruction Form

Hemagen Diagnostics, Inc.

PROXY FOR ANNUAL MEETING

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints WILLIAM P. HALES, proxy of the undersigned, with the power of substitution, to vote all shares of Common Stock which the undersigned would be entitled to vote on the matters specified below and in their discretion with respect to such other business as may properly come before the Annual Meeting of Shareholders of Hemagen Diagnostics,
Inc. to be held at 10:00 a.m. Eastern Daylight Time on May 27, 2010 at 9033 Red Branch Road, Columbia, Maryland 21045 or
any postponement or adjournment of such Annual Meeting.

(Continued, and to be marked, dated and signed, on the other side)

HEMAGEN DIAGNOSTICS, INC.

***IMPORTANT NOTICE***

Regarding Internet Availability of Proxy Materials
for the Annual Meeting to be held on May 27, 2010

You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available.

The proxy statement and annual report to security holders are available at [_____________].